UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2022

SEALED AIR CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12139	65-0654331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2415 Cascade Pointe Boulevard
Charlotte	North Carolina	28208
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (980)-221-3235
Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.10 per share	SEE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
Sealed Air Corporation (the “Company”) held its Annual Meeting on May 26, 2022. The holders of a total of 133,554,219 shares of our common stock were present in person or by proxy at the Annual Meeting, representing approximately 91.4% of the voting power entitled to vote at the Annual Meeting. Each share of common stock was entitled to one vote on each matter before the meeting. The matters considered and voted on by the stockholders at the Annual Meeting and the vote of the stockholders were as follows:

1.The stockholders elected the entire Board of Directors, each of whom holds office until a successor is elected and qualified or until his or her earlier resignation or removal, by the following votes:

Nominee	For	Against	Abstain	Broker Non-Votes
Elizabeth M. Adefioye	125,955,364	691,428	424,228	6,483,199
Zubaid Ahmad	124,731,062	1,927,882	412,076	6,483,199
Françoise Colpron	122,884,522	3,752,065	434,433	6,483,199
Edward L. Doheny II	125,651,459	1,137,042	282,519	6,483,199
Henry R. Keizer	124,340,236	2,348,755	382,029	6,483,199
Harry A. Lawton III	124,143,951	2,334,357	592,712	6,483,199
Suzanne B. Rowland	124,964,705	1,701,808	404,507	6,483,199
Jerry R. Whitaker	123,329,441	3,413,006	328,573	6,483,199

2.The stockholders ratified the appointment of PricewaterhouseCoopers LLP as our independent auditor for the fiscal year ending December 31, 2022 by the following vote:

For	Against	Abstain	Broker Non-Votes
132,897,183	373,877	283,159	—
3.The stockholders approved, on a non-binding advisory basis, the executive compensation as disclosed in the Proxy Statement by the following vote:

For	Against	Abstain	Broker Non-Votes
97,499,196	28,717,008	854,816	6,483,199

Item 8.01	Other Events.
On May 31, 2022, the Company issued a press release announcing the appointment of Henry R. Keizer as Chair of its Board of Directors. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated in this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press release of Sealed Air Corporation dated May 31, 2022
104	Cover Page Interactive Data File (formatted as Inline XBRL and embedded within document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEALED AIR CORPORATION

	By:	/s/ Angel S. Willis
	Name:	Angel S. Willis
	Title:	Vice President, General Counsel and Secretary
(Duly Authorized Officer)
Date: May 31, 2022